UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21404
ING Clarion Real Estate Income Fund
(Exact name of registrant as specified in charter)
201 King of Prussia Road
Radnor, PA 19087

(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Real Estate Income Fund
201 King of Prussia Road
Radnor, PA 19087

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-711-4CRA
Date of fiscal year end: December 31
Date of reporting period: June 30, 2007
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ING Clarion Real Estate Income Fund
Letter to Shareholders

Dear Shareholder:

We are pleased to deliver you the semi-annual report for the ING Clarion Real Estate Income Fund (the “Fund”) for the six-month period ending June 30th, 2007. The Fund is in its fourth calendar year of operation and it continues to deliver our shareholders what we believe to be attractive dividend income, capital appreciation, and diversified exposure to income producing real estate equity and fixed income securities.

Performance Review

After a strong start in January, it has been a difficult environment for real estate stocks in 2007 culminating with a sharp sell-off in June. 2007 has been a volatile period for property stocks. After real estate stock indices hit all-time highs in early February, REITs retreated in the following months despite improving fundamentals (earnings) and continuing takeover activity that clearly shows that private equity buyers find value in public real estate companies’ stocks. The Net Asset Value (“NAV”) of ING Clarion Real Estate Income Fund (“Fund”) declined -9.5% for the first half of 2007. After trading at a modest premium to NAV at year-end the Fund’s market price moved to a discount of 7.5% as of June 30th. The market price return (i.e., stock price appreciation plus dividends) to shareholders was -17.6%. The Fund’s market price closed at $16.05 and the NAV per share was $17.37 on June 30th. The Fund paid total dividends of $0.69 per share for the first 6 months of 2007 consisting of six regular monthly dividends of $0.115 per share. The annualized dividend of $1.38 per share represents an 8.6% yield on share price and a 7.9% yield on NAV.(1)

During the first-half of 2007, the NAREIT Equity REIT index fell -5.9%. Meanwhile, the Morgan Stanley REIT Preferred Index (MSRP) rose 1.2%, and the Lehman CMBS index rose 0.45%. After a very strong start in January when REITs rose 8.4%, real estate stocks fell sharply in February and March and again in June when REITs fell -9.1%. Due in part to a heavier exposure to REITs in the first half of the year on an NAV basis, your manager trailed a hypothetical blended benchmark on 60% REITs, 20% MSRP, and 20% CMBS which fell -3.1% during the first-half of 2007.

	6 Months	1 Year	3 Years	Since Inception(3)

ING Clarion Real Estate Income Fund – Market Price	-17.56%	14.44%	19.34%	13.98%

ING Clarion Real Estate Income Fund – Net Asset Value	-9.54%	5.31%	16.66%	16.68%

NAREIT Equity REIT Index(2)	-5.90%	12.55%	21.13%	21.65%

Blend — 60% FTSE NAREIT Equity REIT Index, 20% Morgan Stanley Real Estate Preferred Index, 20% Lehman Brothers CMBS Index(2)	-3.07%	10.68%	15.14%	15.18%

Performance shown is historical and does not guarantee future results. Current performance maybe higher or lower than performance quoted. Investment return and principal value of an investment will fluctuate, and shares when redeemed may be worth more or less than their original cost. Returns less than one year are not annualized. Total investment returns reflecting changes in net asset value per share and assume that dividends and capital gain distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder’s investment in the fund based on market price.

(1)	Yields fluctuate and are not guaranteed. Annualized dividend yield is the latest monthly dividend shown as an annualized percentage of net asset value/market price at month-end. Annualized dividend yield simply measures the level of dividends and is not a complete measure of performance.

(2)	The NAREIT Equity REIT Index is an unmanaged market-capitalization-weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX and NASDAQ that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The Morgan Stanley REIT Preferred Index is an unmanaged preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs. The Lehman Brothers CMBS Index is an unmanaged index designed to measure the performance of the commercial mortgage-backed securities (CMBS) market.

(3)	Since inception performance calculated using an inception date of 9/25/03 which coincides with the first market price and NAV published.

Semi-Annual Report  June 30, 2007   1

ING Clarion Real Estate Income Fund  Letter to Shareholders continued

Portfolio Review

At June 30th, the Fund’s investments were well diversified by vehicle and by property type. The property type distribution is shown in the chart below. The Fund reduced its exposure to REITs to 67% and increased the percentage of the portfolio in preferred stocks to 20%. The Fund’s exposure to fixed income securities (primarily CMBS) and cash rose modestly to 13%. Unlike prior periods, our decision to maintain a relatively high exposure to REIT common stock within the Fund hurt performance as REITs significantly underperformed both preferred stock and CMBS year-to-date.

During the first six months of 2007 the Fund recognized significant realized gains. The realized gains were largely a result of mergers and acquisitions as we received significant cash and recognized significant gains when the takeovers of some portfolio holdings were culminated in 2007. Trading was largely focused on redeploying the Funds received from takeovers and increasing the portfolio weighting to REIT preferred shares which offered continuing attractive yields and relative price stability versus REIT common shares.

Total borrowings and preferred stock issued by the Fund was approximately $120 million (or 32% of the Fund’s total assets). One of the Fund’s two interest rate swaps expired during the second quarter. We have one remaining swap which has fixed the interest rate at 4.1% on $42 million (35% of the leverage), thus assuring an attractive low interest cost for the remaining term on the swap of approximately 2 years. We are exploring pricing and options to replace the expired swap and to increase the amount of borrowing that is “fixed”.

(3)	Percentages presented are based on managed fund assets and are subject to change.
(4)	Represents allocation to REIT Common Stock and Preferred Shares only.

2  Semi-Annual Report  June 30, 2007

ING Clarion Real Estate Income Fund  Letter to Shareholders continued

Market Commentary

Rising interest rates — bane or boon? In many parts of the world, central bankers are raising interest rates. For many investors the knee-jerk reaction is to sell real estate stocks when interest rates are rising, which explains some of the poor performance for real estate stocks in the second quarter. However, a thorough analysis casts some doubt on the wisdom of selling. Real estate stocks have historically low correlation to bonds. The correlation between real estate securities and bonds is actually quite low over the last 10 years suggesting that it is wrong to think of high-yielding real estate stocks as bond surrogates. When rates rise due to strong economic growth, real estate cash flows are often positively affected, as demand rises and rents increase. Often times the increase in real estate values from higher cash flow growth more than offsets the pricing pressure of higher rates.

Sell-off seems overdone given stability of private market values. With the increase in interest rates (particularly long-term rates), it is reasonable to expect that investors will increase required yields on real estate. In real estate jargon, the initial yield requirement is called a cap rate (short for capitalization rates). Speculation is that higher interest rates will lead to higher cap rates resulting in lower real estate values (NAVs) assuming cash flows remain constant. It seems a good theory, but so far the facts are that cap rates have shown little movement. Based on conversations with private market buyers (including ING real estate’s private equity professionals), there appears to have been little change in cap rates and valuations so far. We estimate that real estate stocks are trading in many regions at double-digit discounts to NAV. Even if cap rates eventually go up, it seems the market has already marked down the values of real estate stocks sufficiently to match the recent changes in interest rates and then some.

While share prices for U.S. public real estate companies declined over the first six months of 2007, private market demand for real estate continued unabated. According to Real Capital Analytics, total amount of closed US commercial real estate deals totaled US$268 billion during the first half of 2007 a 64% increase on the same period last-year. Within the public real estate market there were US$31.9 billion of announced M&A transactions, including eleven privatizations worth US$28.7 billion. The announced privatizations represented an estimated average stock price premium of 16%. With such strong continuing flows to real estate, solid real estate fundamentals, and the proven and continuing trend for private equity buyers to take advantage of arbitrages between public and private market real estate it is difficult to build a strong case for a protracted down market in real estate stocks.

We remain cautiously optimistic about the total return potential of an actively managed portfolio of real estate stocks. We acknowledge that the sector may continue to experience higher-than-average volatility until investors overcome the near-term wall of worry about higher interest rates. We believe the Fund remains well positioned to meet its primary objective of delivering a high level of stable monthly income as well as its secondary objective of capital appreciation.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson

President and
Chief Executive Officer

The views expressed represent the opinion of ING Clarion Real Estate Securities are subject to change, and are not intended as a forecast or guarantee of future results. This material is for informational purposes only, does not constitute investment advice, and is not intended as an endorsement of any specific investment. Information and opinions are derived from proprietary and non-proprietary sources.

Semi-Annual Report  June 30, 2007   3

ING Clarion Real Estate Income Fund
Portfolio of Investments June 30, 2007 (unaudited)

		Market
Shares		Value

	Common Stock – 86.6%
	Real Estate Investment Trusts (“REIT”) – 86.6%
24,800	AvalonBay Communities, Inc.	$2,948,224
190,400	BioMed Realty Trust, Inc.	4,782,848
322,553	Brandywine Realty Trust	9,218,565
206,600	CBL & Associates Properties, Inc.	7,447,930
266,400	Camden Property Trust	17,840,808
80,600	Developers Diversified Realty Corp.	4,248,426
180,000	Digital Realty Trust, Inc.	6,782,400
186,429	EastGroup Properties, Inc.	8,169,319
150,000	Extra Space Storage, Inc.	2,475,000
35,000	Federal Realty Investment Trust	2,704,100
310,700	First Industrial Realty Trust, Inc.	12,042,732
163,100	GMH Communities Trust	1,580,439
60,000	Grammercy Capital Corp.	1,652,400
245,200	Health Care REIT, Inc.	9,896,272
392,400	Highwoods Properties, Inc.	14,715,000
40,100	Hospitality Properties Trust	1,663,749
196,100	iStar Financial, Inc.	8,693,113
305,810	Liberty Property Trust	13,434,233
212,000	Maguire Properties, Inc.	7,277,960
194,900	Mid-America Apartment Communities, Inc.	10,228,352
385,100	National Retail Properties, Inc.	8,418,286
352,600	Nationwide Health Properties, Inc.	9,590,720
245,100	Newcastle Investment Corp.	6,144,657
324,700	OMEGA Healthcare Investors, Inc.	5,140,001
181,753	Pennsylvania Real Estate Investment Trust	8,057,110
100,000	Post Properties, Inc.	5,213,000
65,000	Regency Centers Corp.	4,582,500
89,551	SL Green Realty Corp.	11,094,473
216,000	Senior Housing Properties Trust	4,395,600
62,600	Sovran Self Storage, Inc.	3,014,816
168,900	Spirit Finance Corp.	2,459,184
244,700	Strategic Hotels & Resorts, Inc.	5,503,303
8,100	U-Store-It Trust	132,759
92,900	Ventas, Inc.	3,367,626

	Total Common Stock (cost $178,495,412)	224,915,905

	Preferred Stock – 24.3%
	Real Estate Investment Trusts (“REIT”) – 24.3%
80,000	Apartment Investment & Management Co., Series V	2,027,200
80,000	BioMed Realty Trust, Inc., Series A	2,000,000
51,000	CBL & Associates Properties, Inc., Series C	1,282,140
65,000	Cedar Shopping Centers, Inc.	1,699,100
200,000	Corporate Office Properties Trust, Series J	5,042,000
50,500	Equity Inns, Inc., Series C	1,184,225
50,000	First Industrial Realty Trust	1,262,000
20,000	Glimcher Realty Trust, Series F	508,000
85,000	Glimcher Realty Trust, Series G	2,120,750
130,000	Innkeepers USA Trust, Series C	2,821,000
150,000	iStar Financial, Inc., Series F	3,761,250
170,000	LaSalle Hotel Properties, Series B	4,354,550
76,800	LaSalle Hotel Properties, Series E	1,958,400
50,000	Maguire Properties, Inc., Series A	1,219,750
118,600	National Retail Properties, Inc., Series C	2,940,094
35,000	Nationwide Health Properties, Inc.	3,564,533
80,000	NorthStar Realty Finance Corp., Series A	1,980,000
40,000	NorthStar Realty Finance Corp., Series B	949,600
80,000	PS Business Parks, Inc., Series O	2,032,000
82,200	Pennsylvania Real Estate Investment Trust	4,333,584
129,000	Public Storage, Inc., Series I	3,295,950
80,000	Public Storage, Inc., Series K	2,059,200
40,000	Public Storage, Inc., Series M	956,000
80,000	SL Green Realty Corp., Series C	2,000,800
120,000	Strategic Hotels & Resorts, Inc., Series B	2,994,000
90,900	Strategic Hotels & Resorts, Inc., Series C	2,307,042
100,000	Sunstone Hotel Investors, Inc., Series A	2,516,000

	Total Preferred Stock (cost $63,479,140)	63,169,168

	Convertible Preferred Stock – 0.9%
	Real Estate Investment Trusts (“REIT”) – 0.9%
80,000	Health Care REIT, Inc., 7.50%, Series G (cost $1,791,344)	2,380,800

Principal
Amount

	Mortgage-Related Securities – 10.5%
	Chase Commercial Mortgage Securities Corp.,
$741,008	Series 1997-1, Class F
	7.37%, 6/19/29 (a)	759,365
	Commercial Mortgage Acceptance Corp.,
2,500,000	Series 1998-C2, Class G
	5.44%, 9/15/30 (a)	2,423,731

See notes to financial statements.
4  Semi-Annual Report  June 30, 2007

ING Clarion Real Estate Income Fund  Portfolio of Investments (unaudited) continued

Principal		Market
Amount		Value

	CS First Boston Mortgage Securities Corp.
2,000,000	Series 2002-CP3, Class J
	6.00%, 7/15/35 (a)	$1,924,297
3,500,000	Series 2002-CP3, Class K
	6.00%, 7/15/35 (a)	3,263,066
2,000,000	Series 2003-C5, Class K
	5.23%, 12/15/36 (a)	1,680,234
2,000,000	Series 2003-C5, Class L
	5.23%, 12/15/36 (a)	1,555,234
	Credit Suisse Mortgage Capital Certificates
1,250,000	Series 2007-C2, Class N
	5.19%, 1/15/49 (a)	785,840
	DLJ Commercial Mortgage Corp.,
2,600,000	Series 1998-CF1, Class B7
	6.41%, 2/18/31 (a)	1,787,297
	GS Mortgage Securities Trust
	Commercial Mortgage Pass Through-Certificates
2,500,000	Series 2006-GG6, Class L
	5.23%, 4/10/38 (a)	1,973,145
1,000,000	Series 2006-GG6, Class P
	5.23%, 4/10/38 (a)	572,695
	J.P. Morgan Chase Commercial Mortgage Securities,
3,250,000	Series 2002-C3, Class J
	5.06%, 7/12/35 (a)	1,258,185
	Wachovia Bank Commercial Mortgage Trust
3,668,000	Series 2003-C4, Class L
	4.93%, 4/15/35 (a)	3,307,439
4,000,000	Series 2003-C7, Class L
	5.44%, 10/15/35 (a)	2,881,443
3,800,000	Series 2003-C8, Class K
	5.03%, 11/15/35 (a)	3,106,348

	Total Mortgage-Related Securities (cost $26,724,875)	27,278,319

	Corporate Bonds – 5.9%
1,650,000	Ashton Woods USA LLC
	9.50%, 10/01/15	1,534,500
706,000	Denny’s Corp./ Holdings, Inc.
	10.00%, 10/01/12	748,360
	K. Hovnanian Enterprises, Inc.
500,000	8.00%, 4/01/12	483,750
500,000	8.875%, 4/01/12	462,500
750,000	7.50%, 5/15/16	686,250
750,000	8.625%, 1/15/17	712,500
	KB Home
1,000,000	7.75%, 2/01/10	1,000,000
1,500,000	9.50%, 2/15/11	1,545,000
2,000,000	Meritage Homes Corp.
	7.00%, 5/01/14	1,870,000
2,000,000	O’Charley’s, Inc.
	9.00%, 11/01/13	2,100,000
1,500,000	Petro Stopping Centers, LP
	9.00%, 2/15/12	1,586,250
1,000,000	Standard Pacific Corp.
	9.25%, 4/15/12	950,000
1,000,000	Susser Holdings LLC
	10.625%, 12/15/13	1,090,000
500,000	Trustreet Properties, Inc.
	7.50%, 4/01/15	538,403

	Total Corporate Bonds (cost $15,815,700)	15,307,513

	Total Investments – 128.2% (cost $286,306,471)	333,051,705
	Liabilities in Excess of Other Assets – 18.0%	46,623,896
	Preferred Shares, at redemption value – (46.2%)	(120,000,000)

	Net Assets Applicable to Common Shares – 100.0% (b)	$259,675,601

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, and may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At June 30, 2007, these securities amounted to $27,278,319 or 10.5% of net assets.

(b)	Portfolio percentages are calculated based on Net Assets Applicable to Common Shares.

See notes to financial statements.
Semi-Annual Report  June 30, 2007   5

ING Clarion Real Estate Income Fund
Statement of Assets and Liabilities June 30, 2007 (unaudited)

Assets
Investments, at value (cost $286,306,471)	$333,051,705
Cash	12,460,593
Receivable for investment securities sold	31,070,191
Dividends and interest receivable	2,622,201
Unrealized appreciation on swap contracts	850,696
Deferred offering costs	67,347
Other assets	12,794

Total Assets	380,135,527

Liabilities
Management fee payable	198,438
Dividends payable – preferred shares	58,208
Accrued expenses and other liabilities	203,280

Total Liabilities	459,926

Preferred Shares, at redemption value
$0.001 par value per share; 4,800 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	120,000,000

Net Assets Applicable to Common Shares	$259,675,601

Composition of Net Assets Applicable to Common Shares
Common Shares, $0.001 par value per share; unlimited number of shares authorized, 14,953,570 shares issued and outstanding	$14,954
Additional paid-in capital	192,976,440
Distributions in excess of net investment income	(3,399,433)
Accumulated net realized gain on investments and swap contracts	22,487,710
Net unrealized appreciation on investments and swap contracts	47,595,930

Net Assets Applicable to Common Shares	$259,675,601

Net Asset Value Applicable to Common Shares
(based on 14,953,570 common shares outstanding)	$17.37

See notes to financial statements.
6  Semi-Annual Report  June 30, 2007

ING Clarion Real Estate Income Fund
Statement of Operations For the Six Months Ended June 30, 2007 (unaudited)

Investment Income
Dividends	$11,938,927
Interest	578,087

Total Investment Income		$12,517,014

Expenses
Management fees	1,813,069
Interest expense on line of credit	475,747
Auction agent fees - preferred shares	151,302
Legal fees	61,817
Administration fees	49,854
Printing fees	37,352
Transfer agent fees	34,475
Audit fees	26,727
Trustees’ fees and expenses	20,847
Custodian fees	16,902
Insurance fees	11,837
AMEX listing fee	7,439
Rating agency fees	7,235
Miscellaneous expenses	5,998

Total Expenses		2,720,601
Management fee waived		(533,255)

Net Expenses		2,187,346

Net Investment Income		10,329,668

Net Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain on:
Investments		14,541,664
Swap contracts		553,546

Total Net Realized Gain		15,095,210

Net change in unrealized appreciation/depreciation on:
Investments		(48,925,153)
Swap contracts		(305,902)

Total Net Change in Unrealized Appreciation/Depreciation		(49,231,055)

Net Loss on Investments and Swap Contracts		(34,135,845)

Dividends and Distributions on Preferred Shares from
Net investment income		(3,124,062)

Net Decrease in Net Assets Applicable to Common Shares Resulting from Operations		$(26,930,239)

See notes to financial statements.
Semi-Annual Report  June 30, 2007   7

ING Clarion Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares

	For the Six
	Months Ended	For the
	June 30, 2007	Year Ended
	(unaudited)	December 31, 2006

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$10,329,668	$17,854,124
Net realized gain on investments and swap contracts	15,095,210	19,945,890
Net change in unrealized appreciation/depreciation on investments and swap contracts	(49,231,055)	46,428,926
Dividends and distributions on Preferred Shares from net investment income and capital gains	(3,124,062)	(5,308,466)

Net increase (decrease) in net assets applicable to Common Shares resulting from operations	(26,930,239)	78,920,474

Dividends and Distributions on Common Shares*
Distribution of net investment income	(10,317,964)	(8,710,172)
Distribution of capital gains	—	(31,902,741)
Distribution of return of capital	—	(8,354,085)

Total dividends and distributions on Common Shares	(10,317,964)	(48,966,998)

Capital Share Transactions
Reinvestment of dividends	—	2,287,911
Offering expenses in connection with the issuance of Preferred Shares	(235,605)	—

Net increase (decrease) from capital share transactions	(235,605)	2,287,911

Net Increase (Decrease) in Net Assets	(37,483,808)	32,241,387
Net Assets Applicable to Common Shares
Beginning of period	297,159,409	264,918,022

End of period (net of distributions in excess of net investment income of $3,399,433 and $287,075, respectively)	$259,675,601	$297,159,409

*	The final determination of the source of the 2007 distributions for tax purposes will be made after the Fund’s fiscal year.

See notes to financial statements.
8  Semi-Annual Report  June 30, 2007

ING Clarion Real Estate Income Fund
Statement of Cash Flows For the Six Months Ended June 30, 2007 (unaudited)

Cash Flows from Operating Activities:
Net decrease in net assets applicable to Common Shares resulting from operations	$(26,930,239)

Adjustments to Reconcile Net Increase in Net Assets Applicable to Common Shares Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Decrease in unrealized appreciation on swap contracts	305,902
Net change in unrealized appreciation/depreciation on investments	48,925,153
Net amortization of bond discount and amortization of bond premium	1,078,614
Net realized gain on investments	(14,541,664)
Cost of long-term securities purchased	(60,601,602)
Proceeds from sale of long-term securities	125,418,448
Decrease in dividends and interest receivable	423,208
Increase in receivable for investment securities sold	(30,947,424)
Decrease in receivable for capital shares sold	2,287,911
Decrease in deferred offering costs	18,258
Decrease in other assets	4,276
Decrease in accrued expenses and other liabilities	(312,487)
Decrease in offering costs payable	(68,257)
Decrease in management fee payable	(23,853)

Net Cash Provided by Operating and Investing Activities	45,036,244

Cash Flows From Financing Activities:
Offering expenses in connection with the issuance of Preferred Shares	(235,605)
Cash distributions paid on Common Shares	(10,317,964)
Cash received from the issuance of preferred shares	15,000,000
Decrease in dividends payable – preferred shares	(218,467)
Decrease in line of credit payable	(36,803,700)

Net Cash Used in Financing Activities	(32,575,736)

Net increase in cash	12,460,508
Cash at Beginning of Period	85

Cash at End of Period	$12,460,593

See notes to financial statements.
Semi-Annual Report  June 30, 2007   9

ING Clarion Real Estate Income Fund
Financial Highlights

Per share operating
performance	For the Six					For the Period
for a Common Share	Months Ended		For the	For the	For the	September 16, 2003(1)
outstanding	June 30, 2007		Year Ended	Year Ended	Year Ended	through
throughout the period	(unaudited)		December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003

Net asset value, beginning of period	$19.87		$17.85	$17.76	$15.53	$14.33	(2)

Income from investment operations
Net investment income(3)	0.69		1.20	1.15	0.96	0.33
Net realized and unrealized gain (loss) on investments and swap contracts	(2.27)		4.48	0.97	2.60	1.08
Dividends and distributions on Preferred Shares from net investment income and capital gains (common stock equivalent basis)	(0.21)		(0.36)	(0.24)	(0.11)	(0.01)

Total from investment operations	(1.79)		5.32	1.88	3.45	1.40

Dividends and Distributions on Common Shares++
Net investment income	(0.69)		(0.59)	(0.64)	(0.77)	(0.20)
Capital gains	—		(2.15)	(0.65)	(0.32)	—
Return of capital	—		(0.56)	(0.50)	(0.13)	—

Total dividends and distributions to Common Shareholders	(0.69)		(3.30)	(1.79)	(1.22)	(0.20)

Offering expenses in connection with the issuance of Preferred Shares	(0.02)		—	—	—	—

Net asset value, end of period	$17.37		$19.87	$17.85	$17.76	$15.53

Market value, end of period	$16.05		$20.23	$15.39	$16.32	$15.06

Total investment return(5)
Net asset value	-9.54%		31.02%	11.25%	23.38%	9.83	%(4)
Market value	-17.60%		56.33%	5.57%	17.77%	1.77	%(4)
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$259,676		$297,159	$264,918	$263,483	$230,499
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.50	%(6)	1.54%	1.25%	1.32%	1.19	%(6)
Net expenses, before fee waiver+	1.86	%(6)	1.90%	1.61%	1.68%	1.47	%(6)
Net expenses, after the fee waiver excluding interest on line of credit+	1.17	%(6)	1.13%	1.14%	1.28%	0.98	%(6)
Net expenses, before fee waiver excluding interest on line of credit+	1.53	%(6)	1.49%	1.50%	1.65%	1.26	%(6)
Net investment income, after preferred share dividends	4.92	%(6)	4.29%	5.17%	5.37%	7.05	%(6)
Preferred share dividends	2.14	%(6)	1.82%	1.40%	0.70%	0.20	%(6)
Net investment income, before preferred share dividends+	7.06	%(6)	6.11%	6.57%	6.07%	7.25	%(6)
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	1.03	%(6)	1.08%	0.87%	0.90%	1.05	%(6)
Net expenses, before fee waiver+	1.28	%(6)	1.33%	1.12%	1.15%	1.30	%(6)
Net expenses, after fee waiver excluding interest on line of credit+	0.80	%(6)	0.79%	0.79%	0.88%	0.86	%(6)

See notes to financial statements.
10  Semi-Annual Report  June 30, 2007

ING Clarion Real Estate Income Fund  Financial Highlights continued

Per share operating
performance	For the Six					For the Period
for a Common Share	Months Ended		For the	For the	For the	September 16, 2003(1)
outstanding	June 30, 2007		Year Ended	Year Ended	Year Ended	through
throughout the period	(unaudited)		December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003

Net expenses, before fee waiver excluding interest on line of credit+	1.05	%(6)	1.04%	1.04%	1.13%	1.11	%(6)
Net investment income, after preferred share dividends	3.38	%(6)	3.00%	3.61%	3.67%	6.21	%(6)
Preferred share dividends	1.46	%(6)	1.27%	0.97%	0.49%	0.17	%(6)
Net investment income, before preferred share dividends+	4.84	%(6)	4.27%	4.58%	4.16%	6.38	%(6)
Portfolio turnover rate	14.45%		22.78%	19.61%	21.90%	3.10%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$120,000		$105,000	$105,000	$105,000	$105,000
Net asset coverage per share of preferred shares	$79,099		$95,752	$88,076	$87,734	$79,881

(1)	Commencement of operations.
(2)	Net asset value at September 16, 2003.
(3)	Based on average shares outstanding.
(4)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 per share paid by the common shareholders on the first day and a sale at NAV on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of Common Shares at the then-current market price of $15.00 on September 26, 2003 (initial public offering).
(5)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. NAV total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.
(6)	Annualized.

+	Does not reflect the effect of dividends to Preferred Shareholders.

++	The final determination of the source of the 2007 distributions for tax purposes will be made after the end of the Fund’s fiscal year.

See notes to financial statements.
Semi-Annual Report  June 30, 2007   11

ING Clarion Real Estate Income Fund
Notes to Financial Statements June 30, 2007 (unaudited)

1. Fund Organization

ING Clarion Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on July 16, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. is the Trust’s investment advisor (the “Advisor”) and ING Clarion Capital, LLC, an affiliate of the advisor, is the Trust’s sub-advisor (the “Sub-Advisor). The Trust commenced operations on September 16, 2003.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-date, subject to reclassification upon notice of the character. The portion of dividend attributable to return of capital is recorded against the cost basis of the security. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the periodic reset date or termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Trust entered into interest rate swap agreements for the six months ended June 30, 2007. Details of the swap agreements outstanding as of June 30, 2007 were as follows:

		Notional
	Termination	Amount	Fixed	Floating	Unrealized
Counterparty	Date	(000)	Rate	Rate	Appreciation

Citigroup	04/30/2009	$42,000	4.08%	1 Month LIBOR	$850,696

For each swap noted, the Trust pays a fixed rate and receives a floating rate.

Dividends and Distributions to Shareholders – The Trust earns income daily on its investments. It is the policy of the Trust to declare and pay dividends to common shareholders from net investment income on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The current monthly rate is $0.115 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of

See notes to financial statements.
12  Semi-Annual Report  June 30, 2007

ING Clarion Real Estate Income Fund  Notes to Financial Statements (unaudited) continued

expenses during the reporting period. Actual results could differ from those estimates.

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry.

4. Investment Management Agreement and Other Affiliated Agreements

The Advisor is responsible for the allocation of the Trust’s portfolio assets between equity and fixed-income investments and for the selection of equity investments and monitoring of the Sub-Advisor, which will select the trust’s real estate fixed-income securities. Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust’s managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through September, 2008), and for a declining amount for an additional four years (through September, 2012). For the six months ended June 30, 2007, the Trust incurred management fees of $1,279,814, which are net of $533,255 in management fees waived by the Advisor.

The Sub-Advisor receives from the Advisor a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to real estate fixed income securities compared to the total managed assets of the Trust.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust. The Bank of New York is a subsidiary of The Bank of New York Company, Inc. (“BNYCo”), a financial holding company. The Bank of New York is the principal operating subsidiary of BNYCo. On July 2, 2007, BNYCo merged with Mellon Financial Corporation. The new company is called The Bank of New York Mellon Corporation.

5. Portfolio Securities

For the six months ended June 30, 2007, there were purchases and sales transactions (excluding short-term securities) of $60,601,602 and $125,418,448, respectively.

6. Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2006, the adjustments were to decrease additional paid-in capital by $10,569,767, increase accumulated net realized gain on investments by $6,103,676 and increase undistributed net investment income by $4,466,091 due to the difference in the treatment for book and tax purposes of certain investments.

The final determination of the source of the 2007 distributions for tax purposes will be made after the end of the Trust’s fiscal year and will be reported to shareholders in February 2007 on Form 1099-DIV.

Information on the components of net assets as of June 30, 2007 is as follows:

Net
	Gross	Gross	Unrealized
Cost of	Unrealized	Unrealized	Appreciation
Investments	Appreciation	Depreciation	on Investments

$286,306,471	$52,169,288	$(5,424,054)	$46,745,234

For the year ended December 31, 2006, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $14,018,638 of ordinary income, $31,902,741 of long-term capital gain and $8,354,085 of return of capital.

See notes to financial statements.
Semi-Annual Report  June 30, 2007   13

ING Clarion Real Estate Income Fund  Notes to Financial Statements (unaudited) continued

7. Borrowings

The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 35% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $50,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 50 basis points. At June 30, 2007, there was no outstanding borrowing in connection with the Trust’s line of credit.

The average daily amount of borrowings within the six months ended June 30, 2007, was $16,450,712 with a related weighted average interest rate of 5.83%. The maximum amount outstanding within the six months ended June 30, 2007, was $36,803,700.

8. Capital

The Trust issued 14,000,000 shares of common stock in 2003 at a price of $15.00. In connection with the Trust’s DRIP plan, the Trust issued 115,086 common shares in 2006. At June 30, 2007, the Trust had outstanding common shares of 14,953,570 with a par value of $0.001 per share. The Advisor owns 6,981 shares of the common shares outstanding.

On November 24, 2003, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,200 shares of preferred shares Series W28 with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. On January 17, 2007, the Trust issued 600 shares of Preferred Shares Series M for approximately $14,764,000 (sales proceeds less sales load and offering costs). Consistent with the other preferred shares each share has a liquidation value of $25,000 per share plus accumulated and unpaid dividends and have seniority over common shares.

For the six months ended June 30, 2007, the annualized dividend rates ranged from:

	High	Low	At June 30, 2007

Series M7	5.24%	4.20%	5.05%
Series W28	5.45	5.22	5.45

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9. Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10. New Accounting Pronouncements

Effective June 29, 2007, the Fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of FIN 48 did not result in the recording of any tax benefit or expense in the current period. Management’s determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

See notes to financial statements.
14  Semi-Annual Report  June 30, 2007

ING Clarion Real Estate Income Fund
Supplemental Information  (unaudited)

Result of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on May 7, 2007. Preferred and common shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by preferred and common shareholders of the Fund:

	Number of	Number of
	Shares In	Shares
	Favor	Withheld

T. Ritson Ferguson	13,911,810.000	75,154.000

	Number of	Number of
	Shares In	Shares
	Favor	Withheld

Frederick S. Hammer	13,905,604.000	81,360.000

	Number of	Number of
	Shares In	Shares
	Favor	Withheld

John Bartholdson	13,913,801.000	73,163.000

The other Trustees of the Fund whose terms did not expire in 2007 are and Asuka Nakahara, Richard L. Sutton and Jarrett B. Kling.

Trustees

The Trustees of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 201 King of Prussia Road Radnor, PA 19087 Age: 48	3 years/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. (since 1995).	2	Board member of the Community Coalition of Chester County (since 2005) and board member of ING Business Select Ltd. (UK) (2007-present).

Jarrett B. Kling* 201 King of Prussia Road Radnor, PA 19087 Age: 64	3 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P.	2	Trustee of The Hirtle and Callaghan Trust (1995-present); National Trustee of the Boys and Girls Clubs of America (1997-present); Board of Old Mutual Advisor Funds (since 2005).

Independent Trustees:

Asuka Nakahara 201 King of Prussia Road Radnor, PA 19087 Age: 51	3 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since July 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania; Chief Financial Officer of Trammell Crow Co. (January 1, 1996-September 1, 1998); Chief Knowledge Officer of Trammell Crow Co. (September 1, 1998-December 31, 1999).	2	Serves on the Advisory board of the HBS Club of Philadelphia (2000-present); the boards of The Philadelphia Foundation (2004-present), the Children’s Hospital of Philadelphia (2006- present) and Merion Golf Club (2007-present). Former Trustee of Ardmore Presbyterian Church (2002-2004).

See notes to financial statements.
Semi-Annual Report  June 30, 2007   15

ING Clarion Real Estate Income Fund  Supplemental Information (unaudited) continued

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Frederick S. Hammer 201 King of Prussia Road Radnor, PA 19087 Age: 71	3 years/since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC (2002-2003); non-executive.	2	Serves on the Boards of E-Duction, Inc. (2005-present), Avalon Insurance Holdings, Inc. (2006-present), Homeowners Insurance Corp. (2006-present) and Director of US Fiduciary Corp. (2006-present); Trustee of the Madison Square Boys and Girls Club (1978-2006). Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998-2005); Director on the Boards of Tri-Arc Financial Services, Inc. (1989-2004) and Magellan Insurance Co., Ltd. (1989-2004); Director of Medallion Financial Corp. (1999 -2002), IKON Office Solutions, Inc. (1986-1999) and VISA International (1978-1989).

Richard L. Sutton 201 King of Prussia Road Radnor, PA 19087 Age: 72	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell (2000-present); Partner, Morris, Nichols, Arsht & Tunnel (1966-2000).	2	Trustee of the Unidel Foundation, Inc. (since 2000); Board of Directors of ING Global Real Estate Securities Ltd. (2006-present), Wilmington Country Club (1999-2004), Grand Opera House, Inc., (1976-1992), University of Delaware Library Associates, Inc. (1981-1999), Wilmington Club (1987- 2003), American Judicature Society (1995-1999).

John Bartholdson 201 King of Prussia Road Radnor, PA 19087 Age: 62	3 years/2 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc., (1993-2007).	2	Serves on the Board of Old Mutual Advisor Funds, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund (since 2004); and the Philadelphia/Washington Advisory Board of FM Global (since 2004).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson, Hammer and Bartholdson, as Class I Trustees, are expected to stand for re-election at the Trust’s 2010 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II Trustees, are expected to stand for re-election at the Trust’s 2008 annual meeting of shareholders; Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust’s 2009 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their position with the Advisor.

Officers

The Officers of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age		Principal Occupations
and Position(s) Held	Length of	During the Past
with Registrant	Time Served	Five Years and Other Affiliations

Officers:

Jonathan A. Blome 201 King of Prussia Road Radnor, PA 19087 Age: 30 Chief Financial Officer	since 2006	Senior Vice President of ING Clarion Real Estate Securities, L.P. since 2005

Vincent P. McDevitt 201 King of Prussia Road Radnor, PA 19087 Age: 41 Chief Compliance Officer and Secretary	since 2006	Chief Compliance Officer of ING Clarion Real Estate Securities, L.P. since 2006

See notes to financial statements.
16  Semi-Annual Report  June 30, 2007

ING Clarion Real Estate Income Fund  Supplemental Information (unaudited) continued

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor and sub-advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

See notes to financial statements.
Semi-Annual Report  June 30, 2007   17

ING Clarion Real Estate Income Fund
Dividend Reinvestment Plan  (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Attention: Stock Transfer Department, P.O. Box 11258, New York, NY 10286-1258, Phone Number: (800) 432-8224.

ING Clarion Real Estate Income Fund

Fund Information

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

Vincent P. McDevitt
Chief Compliance Officer and
Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
201 King of Prussia Road
Radnor, PA 19087
888-711-4272

Investment Sub-Advisor
ING Clarion Capital, LLC
New York, New York

Administrator, Custodian and Transfer Agent
The Bank of New York
New York, New York

Preferred Shares — Dividend Paying Agent
The Bank of New York
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3. Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4. Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5. Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6. Schedule of Investments.
The schedule is included as part of the report to shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Not applicable.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ING Clarion Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson
Title:	President and Chief Executive Officer

Date:	August 29, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson
Title:	President and Chief Executive Officer

Date:	August 29, 2007

By:	/s/ Jonathan A. Blome

Name:	Jonathan A. Blome
Title:	Treasurer and Chief Financial Officer

Date:	August 29, 2007